SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-NEIMAN MARC GROUP B

                    GABELLI INTERNATIONAL LTD
                                 3/05/01            3,000-           32.3000
                    GAMCO INVESTORS, INC.
                                 3/07/01            5,000-           32.9025
                                 3/07/01            5,000-           32.9025
                                 3/06/01              150-           32.5000
                                 3/01/01            4,500-           32.6200
                                 2/28/01           14,000-           33.0317
                                 2/28/01            2,550-           33.3494
                                 2/28/01              500-           34.3000
                                 2/27/01            3,000-           35.2667
                                 2/27/01            1,500-           34.8667
                                 2/26/01              500-           35.0500
                                 2/23/01              800-           34.1250
                                 2/22/01            1,200-           35.3867
                                 2/22/01            1,000-           34.4700
                                 2/22/01            2,903-           34.6700
                                 2/22/01            5,000-           34.6500
                                 2/21/01            2,000-           35.8600
                                 2/21/01            2,000            35.8600
                                 2/21/01            3,000-           35.9730
                                 2/21/01            2,000-           35.8600
                     GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 2/22/01            2,800-           35.4391
                         GABELLI EQUITY TRUST
                                 3/08/01          320,000-             *DO
                                 2/22/01           10,000-           35.4391


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN A CHANGE IN BENEFICIAL OWNERSHIP.  SEE ITEM 5(C)
              OF THIS AMENDMENT TO SCHEDULE 13D.